EXHIBIT 99.2

Banc of America Securities 2003 Fall Investment Conference September 16, 2003 Hugh Grant Chief Executive Officer

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Highlights Seed and trait gross profit transition under way Input trait portfolio is industry standard Significant milestones crossed in progress of new product portfolio U.S. Roundup post-patent strategy landing within expectations 2003 financial commitments on track year-to-date Establishing a clear path forward while delivering on commitments Monsanto Continues to Transform Agriculture

2001 2002 2003F Seeds and Traits 900 850 1050 All Other Products 600 500 550 Roundup 1200 850 750 Total 2700 2200 2350 Seeds and Traits Drive Gross Profit Gross profit from seeds and traits significantly surpasses that from Roundup for first time Seeds and traits will be EBIT positive for first time U.S. trait acreage growth continues, particularly in Roundup Ready corn and stacked traits Corn seed business growth continues in key markets U.S. Roundup business decline in line with expected share and pricing losses $2,700 $2,200 $2,350 Gross profit 2003 Calendar Year basis $ millions

1999 2000 2001 2002 2003F Free cash flow -295 -264 183 639 135 Litigation settlement contribution 400 Voluntary pension contribution 135 Free cash flow benefiting from improvements to net income, working capital and capital spending Free cash returned to shareowners via three year, $500M share repurchase program and previously announced dividend increase Free Cash Flow Generation Remains Strong 2003 Calendar Year Free Cash Flow * * Sum of cash flows from operations and investing activities Please see slide 6 for reconciliation of Free Cash Flows

Reconcilations of Consolidated Cash Flows $ millions Calendar Year Basis Free Cash Flow Reconciliation 2003 Calendar Year Projected Free Cash Flow Full-Year Ended Dec. 31, 2003 Net Cash Provided by Operations $230 - $260 Net Cash Required by Investing Activities $(180) - $(160) Projected Free Cash Flow for 2003 $50 - $100 1999 2000 2001 2002 Net Cash Required by Operations $120 $671 $616 $1,108 Net Cash Required by Investing Activities $(415) $(935) $(433) $(469) Free Cash Flow $(295) $(264) $183 $639

Accelerate reduction in cost structure as pricing and share continue to decline Working capital focus to reduce investment Changes in approach to market align with cost and price reductions Share and price declined, in line with expectations Continued brand innovations introduced to support high- value end of market Selective cost management actions initiated Relative stasis in pricing Roundup brand share maintained in 60% range Targeted brand support and streamlined infrastructure Long Term Near Term Past Results 2006+ 2003 - 2005 2000 - 2002 U.S. Roundup Transition Is In Middle Phase

Monsanto's Global Seed and Trait Businesses Have Gained Significant Market Positions Roundup* Total MON MON Corn MON Soy MON Cotton Admire (Imidacloprid) Amistar (Azoxystrobin) Gramoxone (Paraquat) Harness (Acetochlor) Dursban (Chlorpyrifos) Atradex (Atrazine) Dual (Metalachlor) 2,4-D Mancozeb Tebuconazole 1845 1585 718 554 147 Wheat 531 425 385 365 335 310 280 275 268 255 Source: Phillips McDougall, 2002 Roundup* Imidacloprid Paraquat Azoxystrobin Acetochlor Chlorpyrifos Tebuconazole Metalachlor Mancozeb 2,4-D 2002 sales $ millions Atrazine * Branded and 3rd party supply revenue Total Monsanto Seed & Traits

1996 1999 2002 * Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies) ** Monsanto traits only for cotton (no Monsanto branded seeds) U.S. Seed and Trait Expansion Has Allowed Monsanto to Earn Larger Share of Grower Purchases 8% 42% 52% Soybeans Monsanto Share* All Other: Non Monsanto Monsanto Herbicide Monsanto branded seed and traits Monsanto traits sold by others East 92.1 7 0.7 0.2 All Other - Non Monsanto Monsanto Herbicide Monsanto Branded Seed & Trait Monsanto Traits Sold by Others 2002 58 19.2 15.1 7.7 Cotton ** 10% 31% 45% Monsanto Share* All other Chem Seed traits Sold by others East 90 3 0 7 All other Chem Seed traits Sold by others East 69 11 0 20 All other Chem Seed traits Sold by others East 55 18 0 27 Source: Monsanto, industry estimates All other (non-Monsanto) inputs Monsanto branded seed and traits Monsanto herbicide Monsanto traits sold by others Corn 7% 17% 19% Monsanto Share* All other Chem Seed traits East 92.7 7.2 0 0 All other Chem Seed traits Sold by others East 83 7.6 7.6 2.2 All other Chem Seed traits Sold by others East 81 8.9 6.7 3.1

Roundup Ready soybean Yieldgard corn borer Roundup Ready corn MON cotton stacks MON corn stacks Roundup Ready cotton Roundup Ready canola Yieldgard rootworm Bollgard I & II Liberty Link corn Clearfield IMI corn Herculex corn Corn stacks Liberty Link canola Monsanto products 62 19.7 6.5 5.4 5.1 4.5 0.9 0.4 0.3 Competitive trait offerings 3.8 2.3 0.7 0.2 0.1 Source: Monsanto, Doane M acres; United States Monsanto's Biotech Portfolio Has Established Industry Standard for Input Traits

U.S. Cotton Trait Stacking Is a Bellwether for Corn Trait Stacking U.S. Corn Trait Acres Acres planted with Monsanto corn technology (millions) 1998 1999 2000 2001 2002 2003F Roundup Ready corn 0.9 2.1 2.6 3.4 5.6 6.5 YieldGard corn borer and rootworm 11.4 15.4 14.6 14.3 18.2 20.1 Stacked corn 0 0 0.1 1.2 2.2 5.1 Source: Monsanto estimates U.S. Cotton Trait Acres 1998 1999 2000 2001 2002 2003F Roundup Ready cotton 2.1 3.8 4.6 5.1 5.2 4.5 Bollgard I & II cotton 2 2 1.1 0.5 0.3 0.3 Stacked cotton 0.7 2.4 4.1 5.6 4.8 5.4 Stacked corn 1.2 2.2 5.1 Acres planted with Monsanto cotton technology (millions) Value proposition most apparent in stacked traits Rapid penetration of technology demonstrates value, cost and yield advantages for growers Monsanto branded corn seed containing a stacked trait doubled from last year to more than 30% Overall corn traits grew 22% from last year; stacked traits grew 132%

Base Corn Portfolio Strengthened Via Continuing Innovations Focused on Grower Needs

First Generation

YieldGard Corn Borer — Introduced: 1997

YieldGard Rootworm — Introduced: 2003

Roundup Ready Corn — Introduced: 1998

Second Generation

YieldGard Plus; YieldGard Plus with Roundup Ready Corn

Development: Phase 4

- YieldGard Plus – first stacked insect-protected product
- YieldGard Plus with Roundup Ready – first “triple” stack

YieldGard II Corn

Development: Phase 2

Benefits:

- Preserves viability of trait for long-term grower use
- Broadens spectrum of control, improves efficacy
- Reduces insecticide use


YieldGard II
Untreated Control

MONSANTO

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Next Wave Traits - In the Field and Demonstrating Progress Toward Commercial Potential First Generation Introduced: 1996 Next Wave Soybean Yield Development: Phase 1 Product Concept: Yield increases through enhanced: Photosynthesis Nutrient utilization Grain development Benefits: Increased yield per acre Greater production efficiency Improved crop vigor (-) (+)

Next Steps Reorganize infrastructure supporting Roundup without market penalty Prioritize biotech acceptance strategy; continue penetration of products in approved markets Continue to monitor pipeline progress to maximize shareowner return Deliver on earnings and cash flow commitments Establishing a clear path forward while delivering on commitments Monsanto Continues to Transform Agriculture